Exhibit 99.4
EXECUTION VERSION
     AMENDMENT AGREEMENT NO. 4 dated as of January 15, 2008 (this “Amendment”), with respect to the Fourth Amended and Restated Credit Agreement dated as of August 15, 2006, as amended by a first amendment dated as of June 15, 2007, as further amended by a second amendment dated as of June 29, 2007 and as further amended by a third amendment dated as of September 28, 2007 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REGENCY GAS SERVICES LP, a Delaware limited partnership, REGENCY ENERGY PARTNERS LP, a Delaware limited partnership, the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC (“UBSS”) and WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Capital Markets”), as joint lead arrangers and joint bookmanagers for the Tranche B-1 Term Loans, WA-CHOVIA CAPITAL MARKETS, CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and UBSS, as joint lead arrangers and joint bookmanagers for the Revolving Loans, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties, as issuing bank and swingline lender, UBS LOAN FINANCE LLC, as syndication agent for the Loans, CGMI, as co-syndication agent for the Revolving Loans and FORTIS CAPITAL CORP., JPMORGAN CHASE BANK, N.A., THE ROYAL BANK OF SCOTLAND PLC and MORGAN STANLEY BANK, as co-documentation agents.
     A. The Borrower has requested that the Administrative Agent and Required Lenders agree to amend certain provisions of the Credit Agreement in order to increase the Revolving Commitment in an aggregate principal amount of $250,000,000.
     B. The Borrower has repaid all of the Tranche B-1 Term Loans made on the Amendment Effective Date (the “Original Tranche B-1 Term Loans”) and has requested that the Administrative Agent and Required Lenders agree to amend certain provision of the Credit Agreement in order to permit Incremental Tranche B-1 Term Loans (as defined below).
     C. The Administrative Agent and Required Lenders are willing so to agree and to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.
     D. The Administrative Agent shall be entitled to make such payments among Lenders such that the Revolving Loans and participation interests in LC Exposure and Swingline Loans will be held ratably by the Lenders holding Revolving Commitments in accordance with their Revolving Commitments after giving effect to this Amendment.
     E. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Amendments.
(a)	Section 1.01 of the Credit Agreement shall be amended as follows:
(i)	the definition of “New Revolving Commitment” shall be amended by (i) deleting “or Amendment No. 3” and replacing it with “, Amendment No. 3 or Amendment No. 4” and (ii) by deleting “or the amount set forth below its signature to Amendment No. 3” and replacing it with “, the amount set forth below its signature to Amendment No. 3, the amount set forth below its signature to a Confidential Lender Authorization delivered pursuant to Amendment No. 4 or the amount set forth in any Increase Joinder”;

(ii)	the definition of “Commitment” shall be amended by inserting, immediately following “make”, the phrase “Tranche B-1 Term Loans or”;

(iii)	the definition of “Revolving Commitment” shall be amended by (i) inserting, immediately following “Amendment No. 3,”, the phrase “Amendment No. 4,”, (ii) deleting “and” in the last sentence thereof and replacing it with “,” and (iii) adding the following at the end of such definition “and the aggregate principal amount of the Revolving Commitments on the Amendment No. 4 Effective Date is $750.0 million.”;

(iv)	the definition of “Tranche B-1 Term Loans” shall be amended by inserting, at the end of the first sentence thereof, “or Incremental Tranche B-1 Term Loans made pursuant to Section 2.19 hereof.”
(b)	Section 2.19 of the Credit Agreement shall be amended as follows:
(i)	clause (a) thereof shall be amended by inserting, immediately following “occasions”, “(x)”;

(ii)	clause (a) thereof shall be amended by inserting, immediately following the first reference to “Revolving Commitments”, the phrase “and/or (y) the establishment of one or more new Tranche B-1 Term Loan Commitments (each, an “Incremental Tranche B-1 Term Loan Commitment”)”;

(iii)	clause (a) thereof shall be amended by deleting “$750.0 million” and replacing it with “$1.0 billion”;

(iv)	clause (c) thereof shall be amended by deleting the first sentence thereof and replacing it with the following:
“The terms and provisions of Loans made pursuant to the new Commitments shall be as follows:
(i) terms and provisions of Loans made pursuant to the Incremental Tranche B-1 Term Loan Commitments (the “Incremental Tranche B-1 Term Loans”) shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Original Tranche B-1 Term Loans;
(ii) the terms and provisions of Revolving Loans made pursuant to a new Commitment shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Revolving Loans; and
(iii) the maturity date of the Incremental Tranche B-1 Term Loans shall be the Revolving Maturity Date.”;
(v)	the last sentence of clause (c) thereof shall be amended by inserting, immediately following “Revolving Loans”, the phrase “or Tranche B-1 Term Loans” and by inserting, immediately following “Commitments”, the phrase “and Incremental Tranche B-1 Term Loans that are Tranche B-1 Term Loans, respectively,”;

(vi)	clause (d) thereof shall be amended by deleting “Each” and replacing it with “To the extent the Commitments being increased on the relevant Increase Effective Date are Revolving Commitments, then each”;

(vii)	the last sentence of clause (e) thereof shall be amended by inserting, immediately following “such”, the phrase “Class of Tranche B-1 Term Loans or any such”;

(viii)	clause (f) thereof shall be amended by inserting, immediately following “outstanding”, the phrase “Tranche B-1 Term”; and

(ix)	the following shall be added at the end of such section as a new clause (g):
“(g) Making of New Tranche B-1 Term Loans. On any Increase Effective Date on which new Commitments for Tranche B-1 Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Tranche B-1 Term Loan to Borrower in an amount equal to its new Commitment.”
(c)	Section 10.02(b)(xi) of the Credit Agreement shall be amended by deleting “Section 2.10(f)” and replacing it with “Section 2.10(e)”;

(d)	Section 5.13(a) of the Credit Agreement shall be amended by adding to the last sentence thereof, immediately following “owned by it or”, the phrase “ of any change in the location, other than in the ordinary course of its business, of”;

(e)	the following defined terms shall be added to Section 1.01 in appropriate alphabetical order:
(i)	“Amendment No. 4” shall mean Amendment No. 4 to Fourth Amended and Restated Credit Agreement, which amends this Agreement, dated as of the Amendment No. 4 Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.”;

(ii)	“Amendment No. 4 Effective Date” shall mean January 15, 2008.”

(iii)	“Incremental Tranche B-1 Term Loan Commitment” shall have the meaning assigned to such term in Section 2.19(a).

(iv)	“Incremental Tranche B-1 Term Loans” shall have the meaning assigned to such term in Section 2.19(c).

(v)	“Original Tranche B-1 Term Loans” shall have the meaning assigned to such term in Amendment No. 4.
     SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received (i) signature pages of this Amendment from the Borrower, the Subsidiary Guarantors and the Administrative Agent, (ii) fully executed Confidential Lender Authorizations (as defined below) from the Required Lenders and (iii) the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection herewith.
     SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:
     (a) This Amendment is within the Borrower’s and the Guarantor’s organizational powers and has been duly authorized by all necessary organizational action on the part the Borrower and the Guarantors. This Amendment has been duly executed and delivered by the Borrower and Guarantors and constitutes, a legal, valid and binding obligation of the Borrower and the Guarantors , enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).
     (c) After giving effect to this Amendment, no Default has occurred or is continuing.
     SECTION 4. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes. For the avoidance of doubt, any Loans made pursuant to the increased Revolving Commitments as provided for in this Amendment are not Revolving Loans made pursuant to Section 2.19 of the Credit Agreement, and as of the Amendment No. 4 Effective Date the available amount of increased or new Commitments pursuant to Section 2.19 of the Credit Agreement is $250.0 million.
     SECTION 5. Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
     SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Expenses. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     SECTION 9. Confidential Lender Authorizations. “Confidential Lender Authorizations” are the confidential lender authorizations in the form distributed to each of the Lenders in connection with this Amendment. Each Lender that signs a Confidential Lender Authorization shall be deemed to have approved this Amendment and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment. Each Lender signatory to a Confidential Lender Authorization agrees that such Lender shall not be entitled to receive a copy of any other Lender’s Confidential Lender Authorization, but agrees that a copy of such Confidential Lender Authorization may be delivered to Borrower.
[Signature pages to follow]

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REGENCY GAS SERVICES LP,
By:	Regency OLP GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Todd Schanzlin
	Name:	Todd Schanzlin
	Title:	Director

     Each of the undersigned, in its capacity as a Guarantor, hereby acknowledges the terms and conditions set forth in this Amendment and hereby ratifies and confirms its obligations under the Credit Agreement as amended by this Amendment, including, without limitation, its guarantee of the Guaranteed Obligations.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its General Partner
By:	Regency GP LLC, its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Executive Vice President and
Chief Financial Officer

REGENCY FIELD SERVICES LLC
REGENCY INTRASTATE GAS LLC
REGNCY LIQUIDS PIPELINE LLC
GULF STATES TRANSMISSION CORPORATION
REGENCY GAS MARKETING LLC
PUEBLO HOLDINGS, INC.
PUEBLO MIDSTREAM GAS CORPORATION
REGENCY OIL PIPELINE LLC
REGENCY GAS UTILITY LLC
ADJHR, LLC

By:	/s/ Stephen L. Arata

Stephen L, Arata
Vice President

PALAFOX JOINT VENTURE

By:	Regency Field Services LLC

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President

By:	Regency Gas Services LP,
its Venturer

By:	Regency OLP GP LLC,
its General Partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Vice President